POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Executive Vice President and Chief Investment Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ John E. Dugenske__
John E. Dugenske
Director, Executive Vice President
and Chief Investment Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Vice President, General Counsel and Secretary of Allstate Life Insurance Company constitutes and appoints Mary Jane Fortin and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Angela K. Fontana__
Angela K. Fontana
Director, Vice President,
General Counsel and Secretary

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Mary Jane Fortin_
Mary Jane Fortin
Director and President

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Mario Imbarrato_
Mario Imbarrato
Director, Vice President and
Chief Financial Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Katherine A. Mabe_
Katherine A. Mabe
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Risk Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

__/s/ Harry R. Miller_
Harry R. Miller
Director, Senior Vice President
and Chief Risk Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Senior Group Vice President and Controller of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Samuel H. Pilch_
Samuel H. Pilch
Director, Senior Group
Vice President and
Controller

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ P. John Rugel__
P. John Rugel
Director and Senior
Vice President

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Steven E. Shebik_
Steven E. Shebik
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Steven P. Sorenson_
Steven P. Sorenson
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Thomas M. Troy__
Thomas M. Troy
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Chairman of the Board of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Thomas J. Wilson_
Thomas J. Wilson
Director and Chairman
of the Board

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)

AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Chief Executive Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Mary Jane Fortin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2017

_/s/ Matthew E. Winter_
Matthew E. Winter
Director and Chief
Executive Officer